                                                                    EXHIBIT 99.1


--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
--------------------------------------------------------------------------------

-----------------------------------   ------------------------------------------
In re:
                                      DEBTOR IN POSSESSION INTERIM STATEMENT
OUTSOURCE INTERNATIONAL, INC.
                                      Statement Number: 6
                          Debtor.
                                      For the Period FROM:    November 26, 2001
Chapter 11 Case No.: LA 01-28173-BB                      TO:  December 30, 2001

-----------------------------------   ------------------------------------------



         Annexed hereto is Interim Statement Number 6 for the above-indicated chapter 11 debtor ("Debtor").

         At the Initial Debtor Interview held by the Office of the United States Trustee ("OUST"), on June 27, 2001, Debtor apprised the OUST that its books and records are maintained on a consolidated basis with the other six affiliated debtor entities which comprise the related filing entities. Therefore, and by agreement made with the Office of the United States Trustee, amounts reflected on the annexed Interim Statement represent consolidated cash receipts and disbursements for all of the bank accounts of the Debtor and its chapter 11 debtor affiliates ("Debtors"). Additionally, the amounts reflected on the six affiliated debtor entities represent, by type and amount, the allocable portion of the Debtor's receipts and disbursements for the reporting period. The allocable portion was calculated by multiplying the Debtors' aggregate cash receipts or disbursements by the ratio of this Debtor's net revenues divided by the aggregate net revenues for all the Debtors. Since Outsource International, Inc. has no operations of its own and is solely a holding company, the consolidated receipts and disbursements, for all six affiliated debtor entities are reflected on the Interim Statement filed concurrently herewith by Outsource International, Inc., Case No. LA 01- 28173-BB.

         Also, the disbursement amounts reflected on the annexed Interim Statement reflect only the checks issued by the Debtors, which cleared the banks during the reporting period, whereas the check registers reflect all checks issued by the Debtors during the reporting period. Outstanding checks represent the difference between the check registers and the disbursement totals reflected in the Interim Statement.

-----------------------------------------------------------------------------------------------------------------------------
OFFICE of the UNITED STATES TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------                 ---------------------------------------------
In re     OUTSOURCE INTERNATIONAL, INC                                           DEBTOR IN POSSESSION INTERIM STATEMENT

                                                                                 Statement No.                              6

Chapter 11 Case No.          LA 01-28173 BB                                               For the period FROM:     11/26/2001
                                                                                                           TO:     12/30/2001
---------------------------------------------------------------                 ---------------------------------------------

CASH ACTIVITY ANALYSIS (Cash Basis Only)

       A. Total Receipts per all Prior Interim Statements                       $                  103,167,127
       B. Less Total Disbursements per all Prior Statements                     $                  101,416,313
                                                                                ------------------------------
       C. Beginning Balance (A less B)                                          $                    1,750,814
       D. Receipts during Current Period
          Opening Cash Balance Per Bank                                         $                          100
          Plus: Available LockBox Receipts                                      $                   20,607,263
          Plus: Non A/R Cash Receipts                                           $                       98,741
                                                                                ------------------------------
       E. Total Cash Available                                                  $                   22,456,919
                                                                                ------------------------------

       F. Cash Disbursements/(Voids)
          Advertising (newspaper recruiting)                                                            45,309
          Auto Maintenance                                                                                   -
          Bank Fees                                                                                     14,916
          Bankruptcy Expenses                                                                                -
          BOA - Committee Acountant Acct.                                                               10,000
          BOA - Attn. Fees Creditor Acct.                                                               40,000
          BOA - Attn. Fees Debtor Acct.                                                                150,017
          Benefits (insurance)                                                                         262,518
          Board of Directors                                                                                 -
          Business License                                                                                   -
          Capital Expense                                                                               13,003
          Capital Leases                                                                               135,213
          CIT - Adequate Protection Payment                                                            168,540
          Core Payroll                                                                               1,584,812
          CitiBank Credit Card Payment                                                                       -
          CSF Payroll & Payroll Tax                                                                    257,303
          Deposits - Various Vendors                                                                         -
          Dues/ Subscriptions                                                                            2,127
          Education                                                                                      1,839
          Equipment                                                                                        246
          Expense Reports                                                                              152,142
          Flex Spending Acct.                                                                            3,000
          FTB ACH Account                                                                                    -
          Garnishments                                                                                  61,304
          Insurance                                                                                     22,922
          IT                                                                                            21,219
          Cash Collateral for Letter of Credit                                                               -
          Labor Supplies                                                                                29,593
          Maintenance                                                                                   13,082
          Misc Vendor Prepaid                                                                                -
          Misc Expenses                                                                                 46,815
          Mortgage                                                                                           -
          Office Supplies COD                                                                           99,491
          Operating Leases                                                                              94,823
          Outside Labor                                                                                      -
          Payroll Taxes                                                                                      -
          Postage                                                                                       26,868
          Prof. Fees                                                                                   365,200
          Recruiting                                                                                         -
          Refund                                                                                             -
          Rent Deposit                                                                                       -
          Rent                                                                                         250,938
          Retention Account                                                                            832,061
          Taxes (NonPayroll)                                                                             9,701
          Service Payroll (Including Taxes)                                                         14,112,621
          Telephone                                                                                    288,849
          Third Party Billing (Staffing)                                                                     -
          Transportation                                                                                69,567
          Travel Advance                                                                                     -
          Unemployment Taxes                                                                                 -
          Utilities                                                                                     27,337
          Utility Deposits                                                                                   -
          Workmans Comp                                                                                778,972
                                                                                ------------------------------
          Total Disbursements                                                                       19,992,346
                                                                                ------------------------------

Closing Available Balance                                                                            2,464,573

Outstanding A/P Checks                                                          $                      489,104

                                                                                ------------------------------
Ending Bank Balance                                                             $                    2,953,677

Unavailable LockBox Receipts                                                                           461,845

                                                                                ------------------------------
Total Cash                                                                                           3,415,522
                                                                                ==============================

I, Carolyn Noonan, authorized signatory, declare under penalty of perjury that the information contained in the above Debtor In Possession Interim Statement is True and complete to the best of my knowledge.


Dated:   January 17, 2002                        /s/ Carolyn H. Noonan
         ----------------                       ----------------------------
                                                Debtor in Possession

------------------------------------------------------------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
        In re   OUTSOURCE INTERNATIONAL, INC                           DEBTOR IN POSSESSION INTERIM STATEMENT

                                                                       Statement No.                  6
                                                                                                FROM: 11/26/2001        Page 1 of 6
        Chapter 11 Case No. LA 01-28173-BB                                                        TO: 12/30/2001
----------------------------------------------------------


                                                            ----------------------------------------------------------------------

                                                                       (NEW)                   (NEW)                 (NEW)
                                                                  Medical Insurance
                                                           H(a)         Funding            Accounts Payable    Attorney Debtor Fees
                                                           H(a)     Bank of America         Bank of America       Bank of America
                                                           H(a)       1233436147              1233736075            1233004407
                                                           H(a)      Concord, CA             Concord, CA           Concord, CA
                                                               --------------------------------------------------------------------
    CASH ACTIVITY ANALYSIS (Cash Basis Only)

A.   Opening Cash Balance Per Bank 06/12/2001                            $      --            $       --            $     --
A.1  Plus Total Receipts per all Prior Interim Statements                $      --            $       --            $     --
B.   Less Total Disbursements per all Prior Statements                   $(239,689)           $       --            $     --
B.1  Plus/(Minus) Transfer (to)/from interbank account
       (net) All prior Statements                                        $ 242,688            $  263,145            $400,000
                                                               --------------------------------------------------------------------

C.   Beginning Balance per Schedule B.2                                  $   2,999            $  263,145            $400,000
    (Attach Separate Listing if Necessary)
    See Attached Consolidated Statements 1 & 2

D.   TOTAL RECEIPTS THIS PERIOD                                          $      --            $       --            $     --
                                                               --------------------------------------------------------------------

E.   Balance Available (C.2 plus D)                                      $   2,999            $  263,145            $400,000

F.   Less:  Disbursements during Current Period                          $(128,575)           $       --            $     --
     (Attach Separate Listing if Necessary)
                                                               --------------------------------------------------------------------

F.1  Net position (E minus F)                                            $(125,576)           $  263,145            $400,000

F.2  Other Transactions:
     Plus/(Minus) Transfer (to)/from interbank account (net)             $ 132,226            $  829,261            $ 85,021
                                                               --------------------------------------------------------------------
G.   Ending Balance                                                      $   6,650            $1,092,406            $485,021

                                                               --------------------------------------------------------------------
    I. Other monies on hand - $10,000.00 in safe at corporate
    office for disaster/hurricane preparedness.


                                                                        (NEW)                     (NEW)

                                                                Attorney Fees Creditor   Committee Accountant       Concentration
                                                                   Bank of America          Bank of America        Bank of America
                                                                     1233004421               1233004402             1233820507
                                                                     Concord, CA             Concord, CA            Concord, CA
                                                                -------------------------------------------------------------------
    CASH ACTIVITY ANALYSIS (Cash Basis Only)

A.   Opening Cash Balance Per Bank 06/12/2001                          $     --               $    --                  $ 8,145
A.1  Plus Total Receipts per all Prior Interim Statements              $     --               $    --                  $    --
B.   Less Total Disbursements per all Prior Statements                 $     --               $    --                  $    --
B.1  Plus/(Minus) Transfer (to)/from interbank account
       (net) All prior Statements                                      $ 60,000               $10,000                  $(8,145)
                                                                -------------------------------------------------------------------

C.   Beginning Balance per Schedule B.2                                $ 60,000               $10,000                  $    --
    (Attach Separate Listing if Necessary)
    See Attached Consolidated Statements 1 & 2

D.   TOTAL RECEIPTS THIS PERIOD                                              --                    --                  $    --
                                                                -------------------------------------------------------------------

E.   Balance Available (C.2 plus D)                                    $ 60,000               $10,000                  $    --

F.   Less:  Disbursements during Current Period                        $     --               $    --                  $    --
     (Attach Separate Listing if Necessary)
                                                                -------------------------------------------------------------------

F.1  Net position (E minus F)                                          $ 60,000               $10,000                  $    --

F.2  Other Transactions:
     Plus/(Minus) Transfer (to)/from interbank account (net)           $ 40,000               $ 5,000                  $    --
                                                                -------------------------------------------------------------------
G.   Ending Balance                                                    $100,000               $15,000                  $    --
                                                                -------------------------------------------------------------------
    I. Other monies on hand - $10,000.00 in safe at corporate
    office for disaster/hurricane preparedness.




I, Carolyn Noonan, authorized signatory, declare under penalty of perjury that the information contained in the above Debtor In Possession Interim Statement is True and complete to the best of my knowledge.


Dated: January 17, 2002                      /s/ Carolyn H. Noonan
       ----------------                      -----------------------
                                             Debtor in Possession

------------------------------------------------------------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
        In re   OUTSOURCE INTERNATIONAL, INC                           DEBTOR IN POSSESSION INTERIM STATEMENT

                                                                       Statement No.                  6
                                                                                                FROM: 11/26/2001        Page 2 of 6
        Chapter 11 Case No. LA 01-28173-BB                                                        TO: 12/30/2001
----------------------------------------------------------       ------------------------------------------------------------------


                                                                                                                   (NEW)

                                                             H(a)      Payroll                Payroll            Core/Operating
                                                             H(a)  Bank of America        Bank of America        Bank of America
                                                             H(a)    1233633997             1233833996             1233136172
                                                             H(a)    Concord, CA           Concord, CA            Concord, CA
                                                                 ------------------------------------------------------------------
    CASH ACTIVITY ANALYSIS (Cash Basis Only)

A.   Opening Cash Balance Per Bank 06/12/2001                          $      --           $    873,395           $        --
A.1  Plus Total Receipts per all Prior Interim Statements              $   1,356           $      7,468           $        --
B.   Less Total Disbursements per all Prior Statements                 $(513,407)          $(17,828,506)          $    (5,920)
B.1  Plus/(Minus) Transfer (to)/from interbank account
       (net) All prior Statements                                      $ 563,508           $ 17,160,963           $    12,548
                                                                 ------------------------------------------------------------------


C.   Beginning Balance per Schedule B.2                                $  51,457           $    213,320           $     6,628
    (Attach Separate Listing if Necessary)
    See Attached Consolidated Statements 1 & 2

D.   TOTAL RECEIPTS THIS PERIOD                                        $      --           $         --           $        --
                                                                 ------------------------------------------------------------------
E.   Balance Available (C.2 plus D)                                    $  51,457           $    213,320           $     6,628

                                                                       $(154,268)          $ (2,987,085)          $    (5,125)
F.   Less:  Disbursements during Current Period                  ------------------------------------------------------------------
     (Attach Separate Listing if Necessary)

                                                                       $(102,811)          $ (2,773,765)          $     1,504
F.1  Net position (E minus F)

F.2  Other Transactions:
     Plus/(Minus) Transfer (to)/from interbank account (net)           $ 118,463           $  3,077,000           $     3,000
                                                                 ------------------------------------------------------------------
G.   Ending Balance                                                    $  15,653           $    303,235           $     4,504

     I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.



                                                                   LockBox               LockBox                 LockBox
                                                              Bank of America LA    Bank of America CH       Bank of America
                                                                 1233334412            8188312934              3751598703
                                                                 Concord, CA           Concord, CA             Concord, CA
                                                              ----------------------------------------------------------------
    CASH ACTIVITY ANALYSIS (Cash Basis Only)

A.   Opening Cash Balance Per Bank 06/12/2001                     $    439,649           $    578,151           $    406,542
A.1  Plus Total Receipts per all Prior Interim Statements         $ 30,217,632           $ 43,542,514           $ 28,736,287
B.   Less Total Disbursements per all Prior Statements            $   (446,641)          $   (596,827)          $ (1,715,392)
B.1  Plus/(Minus) Transfer (to)/from interbank account            $(29,712,018)          $(43,302,153)          $(27,301,302)
       (net) All prior Statements                             ----------------------------------------------------------------


C.   Beginning Balance per Schedule B.2                           $    498,622           $    221,685           $    126,136
    (Attach Separate Listing if Necessary)
    See Attached Consolidated Statements 1 & 2
                                                                  $  6,258,788           $  8,324,611           $  5,645,946
D.   TOTAL RECEIPTS THIS PERIOD
                                                              ----------------------------------------------------------------

E.   Balance Available (C.2 plus D)                               $  6,757,410           $  8,546,296           $  5,772,081

F.   Less:  Disbursements during Current Period
     (Attach Separate Listing if Necessary)                       $         --           $         --           $     (6,704)

                                                              ----------------------------------------------------------------
F.1  Net position (E minus F)                                     $  6,757,410           $  8,546,296           $  5,765,377

F.2  Other Transactions:
     Plus/(Minus) Transfer (to)/from interbank account (net)      $ (6,574,208)          $ (8,331,882)          $ (5,701,148)
                                                              ----------------------------------------------------------------

G.   Ending Balance                                               $    183,203           $    214,414           $     64,230

     I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.


------------------------------------------------------------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
        In re   OUTSOURCE INTERNATIONAL, INC                           DEBTOR IN POSSESSION INTERIM STATEMENT

                                                                       Statement No.                  6
                                                                                                FROM: 11/26/2001        Page 3 of 6
        Chapter 11 Case No. LA 01-28173-BB                                                        TO: 12/30/2001
----------------------------------------------------------
                                                                       -------------------------------------------------------------

                                                                  H(a) Operating Account      Operating Account     Accounts Payable
                                                                  H(a)  Citizens Bank          Citizens Bank         Citizens Bank
                                                                  H(a)   3303116816             3300167983            3399000024
                                                                  H(a) Manchester, NH         Manchester, NH        Manchester, NH
                                                                       -------------------------------------------------------------
    CASH ACTIVITY ANALYSIS (Cash Basis Only)

A.  Opening Cash Balance Per Bank 06/12/2001                           $        100             $ 19,635             $    --
A.1 Plus Total Receipts per all Prior Interim Statements               $  2,966,471             $     --             $    --
B.  Less Total Disbursements per all Prior Statements                  $(10,078,350)            $ (3,259)            $(1,606)
B.1 Plus/(Minus) Transfer (to)/from interbank account (net)
     All prior Statements                                              $  9,423,947             $(16,376)            $ 1,606
                                                                       -------------------------------------------------------------
C.  Beginning Balance per Schedule B.2                                 $  2,312,168             $     --             $    --
    (Attach Separate Listing if Necessary)
    See Attached Consolidated Statements 1 & 2

D.  TOTAL RECEIPTS THIS PERIOD
                                                                       $          0             $     --             $    --

E.  Balance Available (C.2 plus D)                                     -------------------------------------------------------------
                                                                       $  2,312,168             $     --             $    --
F.  Less: Disbursements during Current Period
    (Attach Separate Listing if Necessary)                             $ (1,325,533)            $     --             $    --



F.1 Net position (E minus F)                                           -------------------------------------------------------------
                                                                       $    986,635             $     --             $    --
F.2 Other Transactions:
    Plus/(Minus) Transfer (to)/from interbank account (net)
                                                                       $  1,967,043             $     --             $    --

G.  Ending Balance                                                     -------------------------------------------------------------
                                                                       $  2,953,678             $     --             $    --
                                                                       -------------------------------------------------------------
    I. Other monies on hand - $10,000.00 in safe at corporate
    office for disaster/hurricane preparedness.

                                                                      Accounts Payable      Accounts Payable        Concentration
                                                                       Citizens Bank         Citizens Bank         First Star Bank
                                                                        3303116832            3399000148             823213004
                                                                      Manchester, NH        Manchester, NH          Cincinnati, OH
                                                                  ------------------------------------------------------------------
    CASH ACTIVITY ANALYSIS (Cash Basis Only)

A.  Opening Cash Balance Per Bank 06/12/2001                           $     100             $        --             $ 970,445
A.1 Plus Total Receipts per all Prior Interim Statements               $      --             $        --             $      --
B.  Less Total Disbursements per all Prior Statements                  $(629,844)            $(8,589,420)            $      --
B.1 Plus/(Minus) Transfer (to)/from interbank account (net)
     All prior Statements                                              $ 629,744             $ 8,589,420             $(809,219)
                                                                  ------------------------------------------------------------
C.  Beginning Balance per Schedule B.2                                 $      --             $        --             $ 161,227
    (Attach Separate Listing if Necessary)
    See Attached Consolidated Statements 1 & 2

D.  TOTAL RECEIPTS THIS PERIOD
                                                                       $      --             $        --             $      --

E.  Balance Available (C.2 plus D)                                ------------------------------------------------------------
                                                                       $      --             $        --             $ 161,227
F.  Less: Disbursements during Current Period
    (Attach Separate Listing if Necessary)                             $      --             $(1,846,854)            $ (10,605)



F.1 Net position (E minus F)                                      ------------------------------------------------------------
                                                                       $      --             $(1,846,854)            $ 150,622
F.2 Other Transactions:
    Plus/(Minus) Transfer (to)/from interbank account (net)
                                                                       $      --             $ 1,846,854             $ 343,673

G.  Ending Balance                                                ------------------------------------------------------------
                                                                       $      --             $        --             $ 494,295
                                                                  ------------------------------------------------------------
    I. Other monies on hand - $10,000.00 in safe at corporate
    office for disaster/hurricane preparedness.




------------------------------------------------------------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
        In re   OUTSOURCE INTERNATIONAL, INC                           DEBTOR IN POSSESSION INTERIM STATEMENT

                                                                       Statement No.                  6
                                                                                                FROM: 11/26/2001        Page 4 of 6
        Chapter 11 Case No. LA 01-28173-BB                                                        TO: 12/30/2001
----------------------------------------------------------
    CASH ACTIVITY ANALYSIS (Cash Basis Only)
                                                                      ------------------------------------------------------------

                                                                 H(a)    Payroll            Concentration            Payroll
                                                                 H(a) First Star Bank   First Tennessee Bank   First Tennessee Bank
                                                                 H(a)   823213012             100080412             100196519
                                                                 H(a) Cincinnati, OH         Memphis, TN           Memphis, TN
                                                                       -----------------------------------------------------------


A.  Opening Cash Balance Per Bank 06/12/2001                           $         --             $ 113,699             $        --
A.1 Plus Total Receipts per all Prior Interim Statements               $         --             $      --             $        --
B.  Less Total Disbursements per all Prior Statements                  $(27,059,061)            $  (6,250)            $(3,193,068)
B.1 Plus/(Minus) Transfer (to)/from interbank account (net)
      All prior Statements                                             $ 27,059,061             $ (99,991)            $ 3,193,068
                                                                       -----------------------------------------------------------
C.  Beginning Balance per Schedule B.2                                 $         --             $   7,459             $        --
    (Attach Separate Listing if Necessary)
    See Attached Consolidated Statements 1 & 2

D.  TOTAL RECEIPTS THIS PERIOD                                         $         --             $      --             $        --
                                                                       -----------------------------------------------------------
E.  Balance Available (C.2 plus D)
                                                                       $         --             $   7,459             $        --
F.  Less: Disbursements during Current Period
    (Attach Separate Listing if Necessary)                             $ (5,324,099)            $  (1,479)            $  (590,034)
                                                                       -----------------------------------------------------------
F.1 Net position (E minus F)
                                                                       $ (5,324,099)            $   5,980             $  (590,034)
F.2 Other Transactions:
    Plus/(Minus) Transfer (to)/from interbank account (net)            $  5,324,099             $  18,366             $   590,034

                                                                       -----------------------------------------------------------
G.  Ending Balance                                                     $         --             $  24,346             $        --
                                                                       -----------------------------------------------------------
    I. Other monies on hand - $10,000.00 in safe at corporate
    office for disaster/hurricane preparedness.

                                                                     Payroll              ACH Payroll            Concentration
                                                              First Tennessee Bank   First Tennessee Bank  First Union National Bank
                                                                    100380734              101829397             2080000373357
                                                                   Memphis, TN            Memphis, TN         Deerfield Beach, FL
                                                              ----------------------------------------------------------------------

A.  Opening Cash Balance Per Bank 06/12/2001                           $ 894               $        --               $ 411,098
A.1 Plus Total Receipts per all Prior Interim Statements               $  --               $        --               $      --
B.  Less Total Disbursements per all Prior Statements                  $ (16)              $(4,987,794)              $ (80,315)
B.1 Plus/(Minus) Transfer (to)/from interbank account (net)
      All prior Statements                                             $(878)              $ 5,024,534               $(240,835)
                                                              ----------------------------------------------------------------
C.  Beginning Balance per Schedule B.2                                 $  --               $    36,740               $  89,947
    (Attach Separate Listing if Necessary)
    See Attached Consolidated Statements 1 & 2

D.  TOTAL RECEIPTS THIS PERIOD                                         $  --               $        --               $      --
                                                              ----------------------------------------------------------------
E.  Balance Available (C.2 plus D)
                                                                       $  --               $    36,740               $  89,947
F.  Less: Disbursements during Current Period
    (Attach Separate Listing if Necessary)                             $  --               $(1,167,539)              $  (8,151)
                                                              ----------------------------------------------------------------
F.1 Net position (E minus F)
                                                                       $  --               $(1,130,799)              $  81,796
F.2 Other Transactions:
    Plus/(Minus) Transfer (to)/from interbank account (net)            $  --               $ 1,149,244               $ 138,240

                                                              ----------------------------------------------------------------
G.  Ending Balance                                                     $  --               $    18,446               $ 220,035
                                                              ----------------------------------------------------------------

    I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.

------------------------------------------------------------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
        In re   OUTSOURCE INTERNATIONAL, INC                           DEBTOR IN POSSESSION INTERIM STATEMENT

                                                                       Statement No.                  6
                                                                                                FROM: 11/26/2001        Page 5 of 6
        Chapter 11 Case No. LA 01-28173-BB                                                        TO: 12/30/2001
----------------------------------------------------------
    CASH ACTIVITY ANALYSIS (Cash Basis Only)

                                                                   -----------------------------------------------------------
                                                              H(a)         Payroll                        Payroll
                                                              H(a) First Union National Bank      First Union National Bank
                                                              H(a)     2079940007435                 207009940011586
                                                              H(a)  Deerfield Beach, FL            Deerfield Beach, FL
                                                                   -----------------------------------------------------------


A.  Opening Cash Balance Per Bank 06/12/2001                            $        --                       $        --
A.1 Plus Total Receipts per all Prior Interim Statements                $        --                       $        --
B.  Less Total Disbursements per all Prior Statements                   $(7,977,520)                      $(3,107,735)
B.1 Plus/(Minus) Transfer (to)/from interbank account
    (net) All prior Statements                                          $ 7,977,520                       $ 3,107,735
                                                                        ----------------------------------------------------
C.  Beginning Balance per Schedule B.2                                  $        --                       $        --
    (Attach Separate Listing if Necessary)
    See Attached Consolidated Statements 1 & 2

D.  TOTAL RECEIPTS THIS PERIOD                                          $        --                       $        --

E.  Balance Available (C.2 plus D)                                      ----------------------------------------------------
                                                                        $        --                       $        --
F.  Less: Disbursements during Current Period
    (Attach Separate Listing if Necessary)                              $(1,338,694)                      $  (497,067)

F.1 Net position (E minus F)

F.2 Other Transactions:                                                 ----------------------------------------------------
    Plus/(Minus) Transfer (to)/from interbank account (net)             $(1,338,694)                      $  (497,067)


G.  Ending Balance                                                      $ 1,338,694                       $   497,067

                                                                        ----------------------------------------------------
    I. Other monies on hand - $10,000.00 in safe at corporate           $        --                       $        --
    office for disaster/hurricane preparedness.                         ----------------------------------------------------

                                                                       Concentration                Payroll
                                                                   Michigan National Bank     Michigan National Bank
                                                                        5961844940                2770710164
                                                                       Livonia, MI                Livonia, MI
                                                              ----------------------------------------------------------


A.  Opening Cash Balance Per Bank 06/12/2001                               $ 66,832                   $         1
A.1 Plus Total Receipts per all Prior Interim Statements                   $    764                   $        --
B.  Less Total Disbursements per all Prior Statements                      $(11,835)                  $(2,151,854)
B.1 Plus/(Minus) Transfer (to)/from interbank account
    (net) All prior Statements                                             $ 31,510                   $ 2,151,853
                                                              ----------------------------------------------------------
C.  Beginning Balance per Schedule B.2                                     $ 87,271                   $        --
    (Attach Separate Listing if Necessary)
    See Attached Consolidated Statements 1 & 2

D.  TOTAL RECEIPTS THIS PERIOD                                             $     --                   $        --

E.  Balance Available (C.2 plus D)                            ----------------------------------------------------------
                                                                           $ 87,271                   $        --
F.  Less: Disbursements during Current Period
    (Attach Separate Listing if Necessary)                                 $ (1,943)                  $  (277,045)

F.1 Net position (E minus F)

F.2 Other Transactions:                                       ----------------------------------------------------------
    Plus/(Minus) Transfer (to)/from interbank account (net)                $ 85,327                   $  (277,045)


G.  Ending Balance                                                         $(21,045)                  $   277,045

                                                              ----------------------------------------------------------
    I. Other monies on hand - $10,000.00 in safe at corporate              $ 64,282                   $        --
    office for disaster/hurricane preparedness.               ----------------------------------------------------------
                                                                      Payroll                     Payroll Taxes
                                                               Michigan National Bank         Michigan National Bank
                                                                    2770710420                     6856302242
                                                                   Livonia, MI                    Livonia, MI
                                                              ----------------------------------------------------


A.  Opening Cash Balance Per Bank 06/12/2001                         $     1                      $    697,525
A.1 Plus Total Receipts per all Prior Interim Statements             $    --                      $         --
B.  Less Total Disbursements per all Prior Statements                $(2,495)                     $(13,536,265)
B.1 Plus/(Minus) Transfer (to)/from interbank account
    (net) All prior Statements                                       $ 2,494                      $ 12,964,876
                                                              ------------------------------------------------
C.  Beginning Balance per Schedule B.2                               $    --                      $    126,136
    (Attach Separate Listing if Necessary)
    See Attached Consolidated Statements 1 & 2

D.  TOTAL RECEIPTS THIS PERIOD                                       $    --                      $         --

E.  Balance Available (C.2 plus D)                            ------------------------------------------------
                                                                     $    --                      $    126,136
F.  Less: Disbursements during Current Period
    (Attach Separate Listing if Necessary)                           $    --                      $ (2,616,871)

F.1 Net position (E minus F)

F.2 Other Transactions:                                       ------------------------------------------------
    Plus/(Minus) Transfer (to)/from interbank account (net)          $    --                      $ (2,490,735)


G.  Ending Balance                                                   $    --                      $  2,599,894

                                                              ------------------------------------------------
    I. Other monies on hand - $10,000.00 in safe at corporate        $    --                      $    109,159
    office for disaster/hurricane preparedness.               ------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
        In re   OUTSOURCE INTERNATIONAL, INC                           DEBTOR IN POSSESSION INTERIM STATEMENT

                                                                       Statement No.                  6
                                                                                                FROM: 11/26/2001        Page 6 of 6
        Chapter 11 Case No. LA 01-28173-BB                                                        TO: 12/30/2001
----------------------------------------------------------


                                                            ----------------------------------------------------------------------

                                                             H(a)   Concentration            Payroll                  Payroll
                                                             H(a)    Norwest Bank          Norwest Bank            Norwest Bank
                                                             H(a)     5058061791            8012703781              8012703799
                                                             H(a)  Colorado Springs, CO  Colorado Springs, CO  Colorado Springs, CO
                                                                   ----------------------------------------------------------------
    CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

A.  Opening Cash Balance Per Bank 06/12/2001                           $ 154,709             $      --             $        --
A.1 Plus Total Receipts per all Prior Interim Statements               $      --             $      --             $        --
B.  Less Total Disbursements per all Prior Statements                  $ (22,041)            $(429,175)            $(2,044,248)
B.1 Plus/(Minus) Transfer (to)/from interbank account (net)
     All prior Statements                                              $ (34,112)            $ 429,175             $ 2,044,248
                                                                   ----------------------------------------------------------------
C.  Beginning Balance per Schedule B.2                                 $  98,556             $      --             $        --
    (Attach Separate Listing if Necessary)
    See Attached Consolidated Statements 1 & 2

D.  TOTAL RECEIPTS THIS PERIOD                                         $      --             $      --             $        --
                                                                   ----------------------------------------------------------------
E.  Balance Available (C.2 plus D)                                     $  98,556             $      --             $        --

F.  Less:  Disbursements during Current Period                         $  (1,711)            $  (1,051)            $    (1,053)
(Attach Separate Listing if Necessary)

                                                                   ----------------------------------------------------------------
F.1 Net position (E minus F)                                           $  96,845             $  (1,051)            $    (1,053)

F.2 Other Transactions:
    Plus/(Minus) Transfer (to)/from interbank account (net)            $ (96,845)            $   1,051             $     1,053
                                                                   ----------------------------------------------------------------
G.  Ending Balance                                                     $      --             $      --             $        --
                                                                   ----------------------------------------------------------------

    I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.

                                                                       (NEW)              (NEW)

                                                             H(a)                                                    Totals
                                                             H(a)   Concentration          C/D
                                                             H(a)      Key Bank          Key Bank
                                                             H(a)   769081017022       440997600257
                                                                    ----------------------------------------------------------
    CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

A.  Opening Cash Balance Per Bank 06/12/2001                          $     --             $      --             $   4,740,920
A.1 Plus Total Receipts per all Prior Interim Statements              $     --             $      --             $ 105,472,493
B.  Less Total Disbursements per all Prior Statements                 $   (520)            $(285,046)            $(105,544,097)
B.1 Plus/(Minus) Transfer (to)/from interbank account (net)
     All prior Statements                                             $  3,988             $ 285,046             $     107,648
                                                                    ----------------------------------------------------------
C.  Beginning Balance per Schedule B.2                                $  3,468             $      --             $   4,776,964
    (Attach Separate Listing if Necessary)
    See Attached Consolidated Statements 1 & 2

D.  TOTAL RECEIPTS THIS PERIOD                                        $     --             $      --             $  20,229,344
                                                                                                                 $          --
                                                                    ----------------------------------------------------------
E.  Balance Available (C.2 plus D)                                    $  3,468             $      --             $  25,006,308

F.  Less:  Disbursements during Current Period                        $     --             $(334,369)            $ (18,625,854)
(Attach Separate Listing if Necessary)

                                                                    ----------------------------------------------------------
F.1 Net position (E minus F)                                          $  3,468             $(334,369)            $   6,380,454

F.2 Other Transactions:
    Plus/(Minus) Transfer (to)/from interbank account (net)           $  8,431             $ 334,369             $           0
                                                                    ----------------------------------------------------------
G.  Ending Balance                                                    $ 11,899             $      --             $   6,380,454
                                                                    ----------------------------------------------------------

    I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.

------------------------------------------------------------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
        In re   OUTSOURCE INTERNATIONAL, INC                           DEBTOR IN POSSESSION OPERATING REPORT
                         Debtor
                                                                       CONSOLIDATED                   6
                                                                                 For the Period FROM: 11/26/2001        Page 1 of 3
        Chapter 11 Case No. LA 01-28173-BB                                                        TO: 12/30/2001
----------------------------------------------------------   ----------------------------------------------------------------------
CONSOLIDATED
1.  Profit and Loss Statement (Accrual Basis Only)
     A.  Related to Business Operations:
          Gross Sales                                                                    $ 16,978,123
           Less:  Sales Returns & Discounts                                                   (91,775)
                                                                                         ------------
                   Net Sales                                                                             $ 16,886,348
           Less:  Cost of Goods Sold:                                                                      13,324,063
                                                                                                         ------------
               Gross Profit                                                                                             $3,562,285
               Other Operating Revenues                                                                                         --
           Less: Operating Expenses                                                                                             --
           Officer Compensation                                                               110,664
           Salaries and Wages--Other Employees                                              1,853,223
                                                                                         ------------
                Total Salaries and Wages                                                                    1,963,887
                Employee Benefits and Pensions                                                                153,209

           Payroll Taxes                                                                      144,185
           Real Estate Taxes                                                                    6,472
           Federal and State Income Taxes                                                          --
                                                                                         ------------
                  Total Taxes                                                                                 150,657
           Rent and Lease Exp. (Real Property and Personal Property)                          253,986
           Interest Expense (Mortgage, Loan, etc)                                             208,794
           Insurance                                                                           43,422
           Automobile Expense                                                                  67,379
           Utilities (Gas, Electric, Water, Telephone, etc.)                                  230,254
           Depreciation and Amortization                                                      441,883
           Repairs and Maintenance                                                             12,703
           Advertising                                                                         35,674
           Supplies, Office Expenses, Photocopies, etc.                                       143,387
           Bad Debts                                                                          109,842
           Misc Op Exp (T&E,relo,rep,meet,recruit,bank/collect fees,lic/tax)                  204,837
                                                                                         ------------
                 Total Operating Expenses                                                                   1,752,163
                                                                                                         ------------
                     Net Gain/Loss from Business Operations                                                               (457,631)
     B.  Not Related to Business Operations:
              Income:
                  Interest Income                                                               8,966
                  Other Non-Operating Revenues (vndg mach commiss, lawsuit adj, restit)            16
                  Gross Proceeds on Sale of Assets                                                700
                  Less:  Original Cost of Assets plus Expenses of Sale                          2,270
                       Net Gain/Loss on Sale of Assets                                         (1,569)
                                                                                         ------------
                  Total Non-Operating Income                                                                    7,413
                                    ACCOUNTING & AUDITING FEES                                 15,000
                                    LEGAL FEES                                                132,258
                                    OTHER PROF./CONSULT FEES                                   83,172
                  Other Non-Operating Expenses (Specify)                                           --
                                                                                         ------------
                  Total Non-Operating Expenses                                                                230,430
                                                                                                                        ----------
     NET INCOME/LOSS FOR PERIOD                                                                                         $ (680,648)
                                                                                                                        ==========

                   DEBTOR IN POSSESSION OPERATING REPORT NO: 6       Page 2 of 3


2. Aging of Accounts Payable and Accounts Receivable (Exclude pre-petition accounts payable):

CONSOLIDATED:                                   Accounts Payable      Accounts Receivable
                                                ----------------      -------------------
               Current  Under 46 Days              169,822.25             16,890,230.93
               Overdue  46 - 60 Days                59,386.18              1,805,195.44
               Overdue  61 - 90 Days                27,005.72                671,097.82
               Overdue: 91 - 150 Days              124,226.50                448,205.43
               Overdue: 151 - 179 Days             108,752.24                 84,828.75
               Overdue: >=180 Days                 145,684.21                827,233.58
               TOTAL                               634,877.10             20,297,624.69


3. Statement of Status of Payments to Secured Creditors and Lessors:

                                Frequency                                        Post-Petition
                             of Payments per       Amount        Next          Payments Not Made*
    Creditor/                Contract/Lease       of Each       Payment
     Lessor                 (i.e. Mo., Qtr.)      Payment         Due          Number      Amount
-------------------------------------------------------------------------------------------------
SEE ATTACHED RIDER 3
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

*Explanation for Non-Payment: In accordance with bankruptcy code section 365(D)(10), during the month of August, debtor began paying the amounts due under the personal property leases for August, although not all August payments were made during the August reporting period. For the December reporting period, the debtor is current and intends to remain current going forward on personal property lease payments pending the decision to assume or reject the personal property leases.


4. Tax Liability:   SEE ATTACHED RIDER 4*
                    Gross Payroll Expense for Period: $11,749,677.65
                    Gross Sales for Period Subject to Sales Tax: $172,914.83


                                                                                             Post-Petition
                                                                                              Taxes Still
                                                 Date Paid    Amount Paid*  (NOTE 1)             Owing
                                                 ------------------------------------------------------------
   Federal Payroll and Withholding Taxes          Various         $1,692,375.60           $464,129.25 (NOTE 2)
   State Payroll and Withholding Taxes (NOTE 3)   Various         $  635,407.52           $463,896.48 (NOTE 2)
   State Sales and Use Taxes                      12/24/01        $    9,070.57           $  8,780.63 (NOTE 2)
   Real Property Taxes                            N/A                     N/A                     N/A

                                             *Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made. (NOTE 1) Returns
                                             provided regularly to UST, payments
                                             generally via ACH. Payment includes
                                             amounts due in December from
                                             November + amounts due in December
                                             from December. (NOTE 2) Payment is
                                             due in January. (NOTE 3) Includes
                                             local taxes.



5.   Insurance Coverage:                               Carrier/     Amount        Policy         Premium
 SEE ATTACHED RIDER 5 AT LA01-28173-BB                  Agent         of        Expiration    Paid Through
                                                         Name      Coverage        Date           Date
                                                       ----------------------------------------------------
Worker's Compensation
Liability
Fire and Extended Coverage
Property
Theft
Life (Beneficiary:_______________)
Vehicle
Other (Specify):

                   DEBTOR IN POSSESSION OPERATING REPORT NO: 6       Page 3 of 3

6.   Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders or other principals without the approval of the Office of the United States Trustee?

           [ ]  Yes   Explain:
                               -------------------------------------------------
           [X]  No


     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

           [ ]  Yes   Explain:
                               -------------------------------------------------
           [X]  No


7.   Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

CONSOLIDATED

                                          State Type of                   Total Post-
                                          Professional                  Petition Amount
       Name of Professional         (Attorney/Accountant/etc.)               Unpaid
------------------------------------------------------------------------------------------
KTBS                                   Bankruptcy Counsel             $ 130,843 (estimate)
Akerman, Senterfitt                    General Counsel                $  12,661 (estimate)
DeBellas                               Investment Advisor             $   9,066 (estimate)
Bankruptcy Management Corp             Bankruptcy Consultant          $ 180,406 (estimate)

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business (Attach separate sheet if necessary)

See attached Rider 6 at LA 01-28173BB.

9. Quarterly Fees: (This Fee MUST be paid to the United States Trustee every calendar quarter)

 Quarterly          Total                                                              Quarterly
  Period       Disbursements        Quarterly       Date         Amount      Check     Fee Still
  Ending        for Quarter            Fee          Paid          Paid         No.       Owing
------------------------------------------------------------------------------------------------
9/30/01            55,657              500       10/26/2001        500       218239           0

12/30/01       To be calculated                 To be paid by
               and paid by 1/31/02                 1/31/02

I, Carolyn H. Noonan, the Vice President, Controller and Assistant Secretary of Outsource International, Inc., debtor in this chapter 11 case, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:  January 17, 2002

                                       /s/ Carolyn H. Noonan
                                      ------------------------------------------
                                      Debtor in Possession or Trustee

         RIDER 3 - STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS
                         OUTSOURCE INTERNATIONAL, INC.
                             CASE NO. LA 01-28173BB
                                  CONSOLIDATED

                                         FREQUENCY OF                                NEXT
                                         PAYMENTS PER         AMOUNT OF            PAYMENT           POST-PETITION PAYMENTS
         CREDITOR/LESSOR                CONTRACT/LEASE      EACH PAYMENT             DUE                    NOT MADE **
----------------------------------------------------------------------------------------------------------------------------
ABELCO DISCOUNT                                            (7,228,652.00)                               0     (7,228,652.00)
ABLECO TERM LOAN A                         quarterly          500,000.00                                0        500,000.00
ABLECO TERM LOAN B                          balloon         8,549,980.58             08/15/03           0      8,549,980.58
ADVANTA BUSINESS SERVICES CORP.             monthly               207.76             01/04/02           1            207.76
CIT REVOLVER                                 daily         17,496,455.60       Variable Daily           0     17,496,455.60
CITICORP VENDOR FINANCE INC.                monthly               560.74             01/09/02           1            560.74
CITICORP VENDOR FINANCE INC.                monthly               308.69             01/09/02           1            308.69
CITICORP VENDOR FINANCE INC.                monthly               380.04             01/09/02           1            380.04
COMERICA BANK                               monthly             1,021.66             01/24/02           6          6,129.96
COPYCO INC.                                 monthly               461.42               Note 1           1            461.42
COPYCO INC.                                 monthly               421.16               Note 1           1            421.16
DE LAGE LANDEN FINANCIAL SERVICES           monthly               197.09             01/11/02           1            197.09
DE LAGE LANDEN FINANCIAL SERVICES           monthly               133.33             01/13/02           1            133.33
DE LAGE LANDEN FINANCIAL SERVICES           monthly               188.57             01/11/02           1            188.57
DE LAGE LANDEN FINANCIAL SERVICES           monthly               125.28             01/13/02           1            125.28
DeLage Landen Fin Svcs (was Bancone)        monthly             5,914.80             01/01/02           1          5,914.80
FIDELITY LEASING INC. aka CITICAPITAL       monthly               114.95             01/15/02           1            114.95
FLEET BUSINESS CREDIT CORPORATION           monthly                94.62             01/08/02           1             94.62
FLEET BUSINESS CREDIT CORPORATION           monthly                60.76             01/08/02         1.6             97.22
FLEET BUSINESS CREDIT CORPORATION           monthly                93.77             01/08/02         1.6            150.03
FLEET BUSINESS CREDIT CORPORATION           monthly                57.79             01/08/02         1.6             92.46
FLEET BUSINESS CREDIT CORPORATION           monthly                93.86             01/08/02         1.6            150.18
FLEET BUSINESS CREDIT CORPORATION           monthly                57.79             01/08/02         1.6             92.46
FLEET BUSINESS CREDIT CORPORATION           monthly                93.86             01/08/02         1.6            150.18
FLEET BUSINESS CREDIT CORPORATION           monthly                93.86             01/08/02         1.6            150.18
FLEET BUSINESS CREDIT CORPORATION           monthly                94.23             01/08/02         1.6            150.77
FLEET BUSINESS CREDIT CORPORATION           monthly                94.42             01/08/02         1.6            151.07
FLEET BUSINESS CREDIT CORPORATION           monthly                14.50             01/08/02         1.6             23.20
FLEET BUSINESS CREDIT CORPORATION           monthly                11.46             01/08/02         1.6             18.34
FLEET BUSINESS CREDIT CORPORATION           monthly                93.08             01/08/02         1.6            148.93
FLEET BUSINESS CREDIT CORPORATION           monthly                70.04             01/08/02         1.6            112.06
FLEET BUSINESS CREDIT CORPORATION           monthly                94.67             01/08/02         1.6            151.47
FLEET BUSINESS CREDIT CORPORATION           monthly                76.81             01/08/02         1.6            122.90
FLEET BUSINESS CREDIT CORPORATION           monthly                94.67             01/08/02         1.6            151.47
FLEET BUSINESS CREDIT CORPORATION           monthly                94.67             01/08/02         1.6            151.47
FLEET BUSINESS CREDIT CORPORATION           monthly                85.33             01/08/02         1.6            136.53
FLEET BUSINESS CREDIT CORPORATION           monthly                70.54             01/08/02         1.6            112.86
FLEET BUSINESS CREDIT CORPORATION           monthly               144.93             01/08/02         1.6            231.89
FLEET BUSINESS CREDIT CORPORATION           monthly               153.74             01/08/02         1.6            245.98
FLEET BUSINESS CREDIT CORPORATION           monthly                86.13             01/08/02         1.6            137.81
FLEET BUSINESS CREDIT CORPORATION           monthly                94.66             01/08/02         1.6            151.46
FLEET BUSINESS CREDIT CORPORATION           monthly               117.62             01/08/02         1.6            188.19
FLEET BUSINESS CREDIT CORPORATION           monthly                96.70             01/08/02         1.6            154.72
FLEET BUSINESS CREDIT CORPORATION           monthly               356.15             01/08/02         1.6            569.84
FLEET BUSINESS CREDIT CORPORATION           monthly               356.15             01/08/02         1.6            569.84
FLEET BUSINESS CREDIT CORPORATION           monthly               356.15             01/08/02         1.6            569.84
FLEET BUSINESS CREDIT CORPORATION           monthly                89.31             01/08/02         1.6            142.90
FLEET BUSINESS CREDIT CORPORATION           monthly                62.12             01/08/02         1.6             99.39
FLEET BUSINESS CREDIT CORPORATION           monthly                68.79             01/08/02         1.6            110.06
FLEET BUSINESS CREDIT CORPORATION           monthly                68.79             01/08/02         1.6            110.06
FLEET BUSINESS CREDIT CORPORATION           monthly                12.22             01/08/02         1.6             19.55
FLEET BUSINESS CREDIT CORPORATION           monthly               107.28             01/08/02         1.6            171.65
FLEET BUSINESS CREDIT CORPORATION           monthly                85.33             01/08/02         1.6            136.53
FLEET BUSINESS CREDIT CORPORATION           monthly                94.67             01/08/02         1.6            151.47
FLEET BUSINESS CREDIT CORPORATION           monthly                70.14             01/08/02         1.6            112.22
FLEET BUSINESS CREDIT CORPORATION           monthly               181.63             01/08/02         1.6            290.61
FLEET BUSINESS CREDIT CORPORATION           monthly                68.79             01/08/02         1.6            110.06
FLEET BUSINESS CREDIT CORPORATION           monthly                94.67             01/08/02         1.6            151.47
FLEET BUSINESS CREDIT CORPORATION           monthly                41.92             01/08/02         1.6             67.07
FLEET BUSINESS CREDIT CORPORATION           monthly                76.17             01/08/02         1.6            121.87
FLEET BUSINESS CREDIT CORPORATION           monthly                93.16             01/08/02         1.6            149.06
FLEET BUSINESS CREDIT CORPORATION           monthly               105.80             01/08/02         1.6            169.28
FLEET BUSINESS CREDIT CORPORATION           monthly               107.28             01/08/02         1.6            171.65
FLEET BUSINESS CREDIT CORPORATION           monthly                93.16             01/08/02         1.6            149.06

         RIDER 3 - STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS
                         OUTSOURCE INTERNATIONAL, INC.
                             CASE NO. LA 01-28173BB
                                  CONSOLIDATED

                                         FREQUENCY OF                                NEXT
                                         PAYMENTS PER         AMOUNT OF            PAYMENT           POST-PETITION PAYMENTS
         CREDITOR/LESSOR                CONTRACT/LEASE      EACH PAYMENT             DUE                    NOT MADE **
----------------------------------------------------------------------------------------------------------------------------
FLEET BUSINESS CREDIT CORPORATION           monthly               120.07             01/08/02         1.6            192.11
FLEET BUSINESS CREDIT CORPORATION           monthly               109.09             01/08/02         1.6            174.54
FLEET BUSINESS CREDIT CORPORATION           monthly                14.33             01/08/02         1.6             22.93
FLEET BUSINESS CREDIT CORPORATION           monthly               212.83             01/08/02         1.6            340.53
FLEET BUSINESS CREDIT CORPORATION           monthly                86.37             01/08/02         1.6            138.19
FLEET BUSINESS CREDIT CORPORATION           monthly                86.57             01/08/02         1.6            138.51
FLEET BUSINESS CREDIT CORPORATION           monthly                86.37             01/08/02         1.6            138.19
FLEET BUSINESS CREDIT CORPORATION           monthly                86.37             01/08/02         1.6            138.19
FLEET BUSINESS CREDIT CORPORATION           monthly                86.17             01/08/02         1.6            137.87
FLEET BUSINESS CREDIT CORPORATION           monthly                82.91             01/08/02         1.6            132.66
FLEET BUSINESS CREDIT CORPORATION           monthly                84.60             01/08/02         1.6            135.36
FLEET BUSINESS CREDIT CORPORATION           monthly                84.60             01/08/02         1.6            135.36
FLEET BUSINESS CREDIT CORPORATION           monthly                84.60             01/08/02         1.6            135.36
FLEET BUSINESS CREDIT CORPORATION           monthly                57.74             01/08/02         1.6             92.38
FLEET BUSINESS CREDIT CORPORATION           monthly               949.04             01/08/02         1.6          1,518.46
FLEET BUSINESS CREDIT CORPORATION           monthly               429.15             01/08/02         1.6            686.64
FLEET BUSINESS CREDIT CORPORATION           monthly                92.40             01/08/02         1.6            147.84
FLEET BUSINESS CREDIT CORPORATION           monthly               175.45             01/08/02         1.6            280.72
FLEET BUSINESS CREDIT CORPORATION           monthly                71.21             01/08/02         1.6            113.94
FLEET BUSINESS CREDIT CORPORATION           monthly                70.21             01/08/02         1.6            112.34
FLEET BUSINESS CREDIT CORPORATION           monthly                61.69             01/08/02         1.6             98.70
FLEET BUSINESS CREDIT CORPORATION           monthly               109.24             01/08/02         1.6            174.78
FLEET BUSINESS CREDIT CORPORATION           monthly               100.97             01/08/02         1.6            161.55
FLEET BUSINESS CREDIT CORPORATION           monthly                70.54             01/08/02         1.6            112.86
FLEET BUSINESS CREDIT CORPORATION           monthly                35.27             01/08/02         1.6             56.43
FLEET BUSINESS CREDIT CORPORATION           monthly               101.44             01/08/02         1.6            162.30
FLEET BUSINESS CREDIT CORPORATION           monthly                50.72             01/08/02         1.6             81.15
FLEET BUSINESS CREDIT CORPORATION           monthly                70.21             01/08/02         1.6            112.34
FLEET BUSINESS CREDIT CORPORATION           monthly                70.48             01/08/02         1.6            112.77
FLEET BUSINESS CREDIT CORPORATION           monthly                35.27             01/08/02         1.6             56.43
FLEET BUSINESS CREDIT CORPORATION           monthly               101.44             01/08/02         1.6            162.30
FLEET BUSINESS CREDIT CORPORATION           monthly                50.72             01/08/02         1.6             81.15
FLEET BUSINESS CREDIT CORPORATION           monthly                70.21             01/08/02         1.6            112.34
FLEET BUSINESS CREDIT CORPORATION           monthly               100.97             01/08/02         1.6            161.55
FLEET BUSINESS CREDIT CORPORATION           monthly               100.97             01/08/02         1.6            161.55
FLEET BUSINESS CREDIT CORPORATION           monthly                70.87             01/08/02         1.6            113.39
FLEET BUSINESS CREDIT CORPORATION           monthly                96.23             01/08/02         1.6            153.97
FLEET BUSINESS CREDIT CORPORATION           monthly               204.20             01/08/02         1.6            326.72
FLEET BUSINESS CREDIT CORPORATION           monthly                96.23             01/08/02         1.6            153.97
FLEET BUSINESS CREDIT CORPORATION           monthly                96.23             01/08/02         1.6            153.97
FLEET BUSINESS CREDIT CORPORATION           monthly                96.67             01/08/02         1.6            154.67
FLEET BUSINESS CREDIT CORPORATION           monthly                96.23             01/08/02         1.6            153.97
FLEET BUSINESS CREDIT CORPORATION           monthly                49.34             01/08/02         1.6             78.94
FLEET BUSINESS CREDIT CORPORATION           monthly                96.67             01/08/02         1.6            154.67
FLEET BUSINESS CREDIT CORPORATION           monthly               103.10             01/08/02         1.6            164.96
FLEET BUSINESS CREDIT CORPORATION           monthly                96.23             01/08/02         1.6            153.97
FLEET BUSINESS CREDIT CORPORATION           monthly                96.23             01/08/02         1.6            153.97
FLEET BUSINESS CREDIT CORPORATION           monthly                96.67             01/08/02         1.6            154.67
FLEET BUSINESS CREDIT CORPORATION           monthly                71.63             01/08/02         1.6            114.61
FLEET BUSINESS CREDIT CORPORATION           monthly                71.61             01/08/02         1.6            114.58
FLEET BUSINESS CREDIT CORPORATION           monthly                71.61             01/08/02         1.6            114.58
FLEET BUSINESS CREDIT CORPORATION           monthly                71.63             01/08/02         1.6            114.61
FLEET BUSINESS CREDIT CORPORATION           monthly                70.21             01/08/02           1             70.21
FLEET BUSINESS CREDIT CORPORATION           monthly            53,352.75             01/08/02         1.6         85,364.40
FLEET LEASING CORPORATION                   monthly               498.56               Note 1           1            498.56
FLEET LEASING CORPORATION                   monthly               446.84             01/21/02           1            446.84
FLEET LONG TERM NOTE                        balloon         5,343,262.23             08/15/04           0      5,343,262.23
GATX CAPITAL                                monthly                89.75             01/01/02         1.6            143.60
GATX CAPITAL                                monthly                47.92             01/01/02         1.6             76.67
GATX CAPITAL                                monthly                90.20             01/01/02         1.6            144.32
GATX CAPITAL                                monthly                90.23             01/01/02         1.6            144.37
GATX CAPITAL                                monthly                77.73             01/01/02         1.6            124.37
GATX CAPITAL                                monthly                85.57             01/01/02         1.6            136.91
GATX CAPITAL                                monthly                78.52             01/01/02         1.6            125.63

         RIDER 3 - STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS
                         OUTSOURCE INTERNATIONAL, INC.
                             CASE NO. LA 01-28173BB
                                  CONSOLIDATED

                                         FREQUENCY OF                                NEXT
                                         PAYMENTS PER         AMOUNT OF            PAYMENT           POST-PETITION PAYMENTS
         CREDITOR/LESSOR                CONTRACT/LEASE      EACH PAYMENT             DUE                    NOT MADE **
----------------------------------------------------------------------------------------------------------------------------
GATX CAPITAL                                monthly             3,356.30             01/01/02         1.6          5,370.08
GATX CAPITAL                                monthly             4,861.75             01/01/02         1.6          7,778.80
GATX CAPITAL                                monthly               136.37             01/01/02         1.6            218.19
GATX CAPITAL                                monthly               696.64             01/01/02         1.6          1,114.62
GATX CAPITAL                                monthly                90.10             01/01/02         1.6            144.16
GATX CAPITAL                                monthly                89.75             01/01/02         1.6            143.60
GATX CAPITAL                                monthly                90.12             01/01/02         1.6            144.19
GE CAPITAL                                  monthly               165.87             01/15/02           1            165.87
GE CAPITAL                                  monthly               116.72             01/23/02           1            116.72
GE CAPITAL                                  monthly               206.17             01/23/02           1            206.17
GE CAPITAL                                  monthly               242.20             01/23/02           1            242.20
GE CAPITAL                                  monthly               159.54             01/23/02           1            159.54
GE CAPITAL                                  monthly                44.36             01/08/02           1             44.36
GE CAPITAL                                  monthly               925.42             01/08/02         0.6            555.25
GE CAPITAL                                  monthly               423.09             01/12/02           1            423.09
GE CAPITAL                                  monthly               233.82             01/06/02           1            233.82
GE CAPITAL                                  monthly               233.82             01/06/02           1            233.82
GE CAPITAL                                  monthly               243.40             01/19/02           1            243.40
GE CAPITAL                                  monthly               233.84             01/06/02           1            233.84
GE CAPITAL                                  monthly               182.02             01/30/02           1            182.02
GE CAPITAL                                  monthly               140.80             01/01/02           1            140.80
GE CAPITAL                                  monthly               132.02             01/30/02           1            132.02
GE CAPITAL                                  monthly               224.41               Note 1           1            224.41
HEWLETT PACKARD                             monthly            15,200.76             01/01/02         1.6         24,321.22
HEWLETT PACKARD                             monthly            29,622.82             01/01/02         1.6         47,396.51
HEWLETT-PACKARD                             monthly             3,968.44             01/01/02         1.6          6,349.50
IOS CAPITAL formerly Ikon Capital           monthly               170.30             01/29/02           1            170.30
IOS CAPITAL formerly Ikon Capital           monthly               211.08             01/29/02           1            211.08
IOS CAPITAL formerly Ikon Capital           monthly               211.08             01/29/02           1            211.08
IOS CAPITAL formerly Ikon Capital           monthly               211.08             01/29/02           1            211.08
IOS CAPITAL formerly Ikon Capital           monthly               211.08             01/29/02           1            211.08
KYOCERA MITA AMERICA INC                    monthly               233.82               Note 2           1            233.82
KYOCERA MITA AMERICA INC                    monthly               233.82               Note 2           1            233.82
KYOCERA MITA AMERICA INC                    monthly               233.84               Note 2           1            233.84
LOOKOUT LEASING CO.                         monthly               105.00             01/28/02         0.6             63.00
LOOKOUT LEASING CO.                         monthly               105.00             01/28/02           1            105.00
MARLIN LEASING CORPORATION                  monthly               187.68             01/10/02         0.3             15.12
MARLIN LEASING CORPORATION                  monthly               492.17             01/10/02           1            492.17
MICRON/FLEET LEASING                        monthly               857.17             01/10/02           1            857.17
MICRON/FLEET LEASING                        monthly               276.09             01/10/02           1            276.09
MICRON/FLEET LEASING                        monthly               106.53             01/10/02           1            106.53
MICRON/FLEET LEASING                        monthly               126.75             01/11/02           1            126.75
MICRON/FLEET LEASING                        monthly                71.08             01/11/02           1             71.08
MICRON/FLEET LEASING                        monthly                73.88             01/11/02           1             73.88
MICRON/FLEET LEASING                        monthly                71.79             01/15/02           1             71.79
MICRON/FLEET LEASING                        monthly                71.26             01/01/02           1             71.26
MICRON/FLEET LEASING                        monthly                58.65             01/15/02           1             58.65
MONROE BANK                                 monthly               559.91             01/01/02           1            559.91
NTFC CAPITAL CORP                           monthly               117.16               Note 1         0.1             15.12
OLD KENT BANK a/k/a HELLER FINANCIAL        monthly               856.65             01/24/02           2          1,713.30
PANASONIC COMMUNICATIONS & SYS              monthly               102.77               Note 2           1            102.77
PITNEY BOWES                                monthly                50.16               Note 1           1             50.16
PITNEY BOWES CREDIT CORPORATIO             quarterly               86.39                  N/A           1             86.39
PITNEY BOWES CREDIT CORPORATIO              monthly               211.23             01/16/02           1            211.23
PITNEY BOWES CREDIT CORPORATIO              monthly               458.43             01/07/02           1            458.43
PITNEY BOWES CREDIT CORPORATIO             quarterly              117.45             01/06/02           1            117.45
SAXON BUSINESS SYSTEMS INC.                 monthly               370.47               Note 1           1            370.47
TOSHIBA EASY LEASE                          monthly                32.90               Note 1           1             32.90
U.S. FINANCIAL                              monthly               698.89             01/28/02         1.4            998.89
UNITED LEASING ASSOCIATES                   monthly               155.28             01/01/02           2            310.56


** These amounts are also included in the Accounts Payable aging in question #2. Fractions represent partial months unpaid.

Note 1: No further invoices received, or due. Amounts represent June and/or July invoices. See explanation on Operating Report for further explanation.

Note 2: Vendors no longer servicing these leases. Both Kyocera and Panasonic are being serviced through GE CAPITAL and are reflected on schedule as such on a go-forward basis.

                                    RIDER 4
                               P/R Tax Department
                        2001 POST-PETITION TAX REPORTING

PAYROLL TAX LIABILITIES FOR PERIOD 12/01/01 THROUGH 12/31/01


                                                                                                                          TOTAL
                                          TAXABLE           DEC 2001             DEC 2001            NOV 2001         FEDERAL TAXES
                                           GROSS          FEDERAL TAXES        FEDERAL TAXES      FEDERAL TAXES         PAID IN
       PAYROLL ENTITIES                 PAYROLL EXP      DUE (INCL. FUTA)*    PD IN DEC 2001      PD IN DEC 2001        DEC 2001
------------------------------------------------------------------------------------------------------------------------------------
Outsource Int'l of America, Inc.        1,804,298.39         329,544.67          (287,177.71)        (17,178.33)       (304,356.04)

Synadyne III, Inc.                      2,721,202.21         599,171.80          (447,791.62)        (54,299.57)       (502,091.19)

Guardian Employer West LLC              4,926,020.78         583,592.34          (432,327.11)        (40,583.40)       (472,910.51)

Guardian Employer East LLC              2,298,156.27         483,785.51          (364,668.63)        (48,349.23)       (413,017.86)
----------------------------------------------------------------------------------------------------------------------------------
 TOTALS  - ALL ENTITIES               $11,749,677.65      $1,996,094.32       $(1,531,965.07)      $(160,410.53)    $(1,692,375.60)
                                      ============================================================================================
                                                                                          NOV 2001 SWT
                                                        DEC 2001                           & DEFERRED            TOTAL
                                     FEDERAL TAXES     STATE TAXES          DEC 2001       SUTA PD IN         STATE TAXES
                                      STILL OWED,          DUE            STATE TAXES       DEC 2001        PD IN DEC 2001,
       PAYROLL ENTITIES               INCL. FUTA      (INCL. SUTA)**    PD IN DEC 2001    (SEE NOTE 1.)        INCL. SUTA
---------------------------------------------------------------------------------------------------------------------------
Outsource Int'l of America, Inc.        42,366.96        24,831.56             0.00         (46,040.12)       (46,040.12)

Synadyne III, Inc.                     151,380.18       251,269.21       (38,287.65)       (271,820.16)      (310,107.81)

Guardian Employer West LLC             151,265.23       155,465.46       (44,007.76)       (141,366.62)      (185,374.38)

Guardian Employer East LLC             119,116.88       102,562.07        (4,308.69)        (82,212.39)       (86,521.08)
------------------------------------------------------------------------------------------------------------------------
 TOTALS  - ALL ENTITIES               $464,129.25      $534,128.30      $(86,604.10)      $(541,439.29)     $(628,043.39)
                                      ==================================================================================

                                                                                       NOV 2001
                                    STATE TAXES       DEC 2001        DEC 2001        LOCAL TAXES         TOTAL          LOCAL
                                    STILL OWED,        LOCAL        LOCAL TAXES     PD IN DEC 2001     LOCAL TAXES       TAXES
       PAYROLL ENTITIES             INCL. SUTA       TAXES DUE     PD IN DEC 2001   (SEE NOTE 2.)    PD IN DEC 2001    STILL OWED
---------------------------------------------------------------------------------------------------------------------------------
Outsource Int'l of America, Inc.     24,831.56            0.00            0.00             0.00             0.00             0.00

Synadyne III, Inc.                  215,591.09            0.00            0.00             0.00             0.00             0.00

Guardian Employer West LLC          114,080.67        4,937.50            0.00          (856.00)         (856.00)        4,937.50

Guardian Employer East LLC           98,373.38        7,375.94       (1,293.66)       (5,214.47)       (6,508.13)        6,082.28
---------------------------------------------------------------------------------------------------------------------------------
 TOTALS  - ALL ENTITIES            $452,876.70      $12,313.44      $(1,293.66)      $(6,070.47)      $(7,364.13)      $11,019.78
                                   ==============================================================================================


                                            OUTSOURCE                           GUARDIAN          GUARDIAN              ALL
                                            INT'L OF          SYNADYNE          EMPLOYER          EMPLOYER            PAYROLL
PAYROLL TAX SUMMARY:                       AMERICA, INC.      III, INC.         WEST, LLC         EAST, LLC          ENTITIES
                                          -------------     -------------     -------------     -------------     --------------
Dec 2001 Taxable gross payroll expense    $1,804,298.39     $2,721,202.21     $4,926,020.78     $2,298,156.27     $11,749,677.65


Total Nov 2001 Fed, State &
 Local Taxes Paid In Dec 2001                (63,218.45)      (326,119.73)      (182,806.02)      (135,776.09)       (707,920.29)


Total Dec 2001 Fed, State
 & Local Taxes Due                        $  354,376.23     $  850,441.01     $  743,995.30     $  593,723.52     $ 2,542,536.06
LESS Dec 2001 Taxes Paid In Dec 2001        (287,177.71)      (486,079.27)      (476,334.87)      (370,270.98)     (1,619,862.83)

Total Dec 2001 Taxes Still Owed At
 End Of Period                            $   67,198.52     $  364,361.74     $  267,660.43     $  223,452.54     $   922,673.23
                                          =============     =============     =============     =============     ==============


FUTA & SUTA SUMMARY:


  * 4th Qtr 2001 FUTA Tax Incl. In
     Federal Tax Liability Above          $   20,519.79     $   47,115.81     $   72,157.05     $   41,624.56     $   181,417.21


 ** 4th Qtr 2001 SUTA Tax Incl. In
     State Tax Liability Above            $   24,599.74     $  207,159.03     $  102,895.62     $   73,741.47     $   408,395.86


Note 1
Differences Between Prior Period
SWT & SUTA accruals and what was
actually paid:

Prior period SWT/SUTA still owed          $   46,040.12     $  275,761.56     $  144,254.80     $   82,742.62     $   548,799.10

11/01/01 SWT accrued to 10/31/01
 (Core P/R Retention Bonus)                          --         (2,609.53)        (2,622.97)          (120.00)         (5,352.50)
11/30/01 SWT accrued to 12/01/01
 (Service P/R)                                       --         (1,319.65)          (275.97)          (416.94)         (2,012.56)
Quarterly SWT accrued as monthly in
 error (RE: OH - SYN III)                            --            (12.22)               --                --             (12.22)
SWT not accrued prior period in error                --                --             10.76              6.71              17.47

Total prior period SWT/SUTA paid          $   46,040.12     $  271,820.16     $  141,366.62     $   82,212.39     $   541,439.29
                                          =============     =============     =============     =============     ==============

                          RIDER 5 - INSURANCE COVERAGE
                                  CONSOLIDATED


OUTSOURCE INTERNATIONAL INC
CONSOLIDATED
INSURANCE SCHEDULE OF COVERAGE
AS OF 12/30/01

                                                     LIMITS/                                                               PREMIUM
                 COVERAGE                          DEDUCTIBLES             TERM             COMPANY                        PAID TO
-----------------------------------------------------------------------------------------------------------------------------------
WORKERS' COMPENSATION                                   Statutory     01/01/01 - 01/01/02   Zurich                          1/31/02

EMPLOYERS LIABILITY                                                   renewed in Jan 02
Each Accident                                            1,000,000    new policy
Disease - Each Employee                                  1,000,000    1/1/02-12/31/02
Disease - Policy Limit                                   1,000,000
Deductible                                                 250,000

DEDUCTIBLE PROTECTION POLICY                                          01/01/01 - 01/01/02   Zurich                          1/31/02
                                                                      renewed in Jan 02
                                                                      new policy
(WC, GL, AL)                                                          1/1/02-12/31/02

ERRORS & OMISSIONS                                                    01/01/01 - 01/01/02   National Union Fire Ins         1/31/02
Each Accident                                            1,000,000    paid $3,474 to
Aggregate Limit                                          2,000,000    extend to 1/31/02
Deductible                                                  50,000

GENERAL LIABILITY                                                     01/01/01 - 01/01/02   Zurich                          1/31/02

Policy Aggregate                                        25,000,000    renewed in Jan 02
Location Aggregate                                       2,000,000    new policy
Products/Completed Ops.                                  2,000,000    1/1/02-12/31/02
Each Occurrence                                          1,000,000
Personal & Advertising Injury                            1,000,000
Fire Damage - Any One Fire                               1,000,000
Medical - Any One Person                                    10,000
Employee Benefits (Claims Made)                          1,000,000
Employee Benefits (Aggregate)                            2,000,000
               Retroactive Date (1/01/99)
Deductible                                                  50,000

AUTO LIABILITY                                                        01/01/01 - 01/01/02   Zurich                          1/31/02
Bodily Injury & Property Damage                          1,000,000
Uninsured/Underinsured                                   1,000,000
Personal Injury Protection                               Statutory
Medical Payments - each person                               2,000    renewed in Jan 02
Hired & Non-Owned Auto                                   1,000,000    new policy
Deductible                                                 100,000    1/1/02-12/31/02

AUTO PHYSICAL DAMAGE                                                  01/01/01 - 01/01/02   Zurich                          1/31/02
                                                                      renewed in Jan 02
  Deductible-Collision                                       1,000    new policy
  Deductible-Other Than Collision                            1,000    1/1/02-12/31/02

UMBRELLA LIABILITY                                                    01/01/01 - 01/01/02   National Union Fire Ins Co      1/31/02
                                                                                            of Pittsburgh, PA
Each Occurrence                                         35,000,000    renewed in Jan 02
General Aggregate                                       35,000,000    new policy
Products/Completed Ops.                                 35,000,000    1/1/02-12/31/02
Deductible                                                  10,000

EMPLOYMENT PRACTICES LIABILITY                                        01/01/01 - 01/01/02   Lexington Ins                   1/15/02

Each Insured Event                                       5,000,000    paid $9,003.15 to
Total Aggregate Policy Paid Limit                       10,000,000    extend to 1/15/02
Deductible                                                  50,000

EMPLOYMENT PRACTICES LIABILITY-TAIL COVERAGE                          Extended Reporting    Lexington Ins                    4/8/03
                                                                      Period
Each Insured Event                                       5,000,000    4/8/00-4/8/03
Total Aggregate Policy Paid Limit                       10,000,000

FIDUCIARY LIABILITY                                      5,000,000    01/01/01 - 01/01/02   National Union Fire Ins Co      1/31/02
                                                                                            of Pittsburgh, PA

Endorsements:                                                         paid $656 to extend
Fl Amendatory Cancellation - Non Renewal                              to 1/31/02
Multiemployer Extension (Syn Sav & Inv)
Amend Discovery Clause to bilateral election
Amend notification requirement
run-off Endorsement for Synadyne
Deductible                                                  10,000

FIDUCIARY LIABILITY-TAIL COVERAGE                        5,000,000    Extended Reporting    National Union Fire Ins Co       4/8/06
                                                                      Period                of Pittsburgh, PA
Basic Form with following Endorsements:
   FL Amendatory Cancellation - Non Renewal                           4/8/00-4/8/06
   Multiemployer Extension (Syn Sav & Inv)
   Option for Two Year Discovery (150%)
   Notice of Claims to Risk or Counsel
   Defense outside Limits for Addl. Prem.
Deductible                                                  10,000

COMMERCIAL PROPERTY                                Per Schedule on
                                                 File with carrier    7/1/01-7/1/2002       The St. Paul                     7/1/02

                          RIDER 5 - INSURANCE COVERAGE
                                  CONSOLIDATED


OUTSOURCE INTERNATIONAL INC
CONSOLIDATED
INSURANCE SCHEDULE OF COVERAGE
AS OF 12/30/01


                                                     LIMITS/                                                               PREMIUM
                 COVERAGE                          DEDUCTIBLES             TERM             COMPANY                        PAID TO
-----------------------------------------------------------------------------------------------------------------------------------
DIFFERENCE IN CONDITIONS                      5,000,000 LOSS LIMIT    10/18/01 - 10/18/02   Essex                           10/18/02
                                                                                                                            (paid on
                                                                                                                            11/1/01)

CRIME-FIDELITY                                                        7/29/99-7/29/02       National Union Fire Ins. Co.    7/29/02
Insured's Fidelity Coverage                              2,000,000
Client's Fidelity Coverage                               2,000,000
Computer Fraud                                           2,000,000
Loss Inside premises/Loss Outside premises               2,000,000
Counterfeit Currency/Depositors Forgery                  2,000,000
  Deductible Per Occurrence                                100,000
  Aggregate Deductible                                     300,000

DIRECTORS & OFFICERS                                    20,000,000    10/23/01-10/23/02     National Union Fire Ins. Co.    12/31/01
 Deductible-SEC & Y2K                                      150,000
 Deductible-All Other                                       75,000

LIQUOR LIABILITY PER EACH EVENT                          1,000,000    3/31/01-1/1/02        Zurich                          1/31/02
                                                                      renewed in Jan 02
                                                                      new policy
aggregate                                                2,000,000    1/1/02-12/31/02

BASIC LIFE AND AD&D                           Life: 2 x annual        8/1/01-4/1/02         UNUM Life Ins Co               12/31/01
                                              salary max $500k
                                              w/out good health
                                              evidence, max $750k
                                              w/good health evidence
                                              AD&D: 2 x annual
                                              earnings max $500k or
                                              $750k if evidence of
                                              insurability for
                                              life insurance was
                                              approved.

LONG TERM DISABILITY                          60% of monthly          8/1/01-4/1/02         UNUM Life Ins Co               12/31/01
                                              earnings, max $10k
                                              monthly until age 65
                                              or disabled

BUSINESS TRAVEL ACCIDENT INSURANCE            Directors, Officers,    8/1/01-4/1/03         UNUM Life Ins Co.                4/1/03
                                              Managers 3 x annual
                                              earnings max $1m;
                                              all else 1 x annual
                                              earnings max $150k.

CIGNA EMPLOYEE MEDICAL COVERAGE
 (SELF INSURED)                               $75,000 per person      8/1/01-4/1/02         Cigna                           1/31/02
                                              stop loss

CIGNA DENTAL INSURANCE (SELF INSURED)         $1,500 per person       8/1/01-4/1/02         Cigna                           1/31/02
                                              stop loss

                          RIDER 6 - SIGNIFICANT EVENTS
                                  CONSOLIDATED
                          OUTSOURCE INTERNATIONAL, INC.
                             CASE NO. LA 01-28173BB


During the December, 2001 reporting period, the following significant events took place:

- As reported in November, a "Letter of Intent" was signed on 11/27/01. The Asset Purchase agreement between Cerberus and OSI and its subsidiaries was approved by the US Bankruptcy Court on 1/8/02 with an effective date sometime in late January 2002.

- A motion was filed on 12/27/01 to revise the schedule of contracts and leases to be assumed, assigned and sold, including amounts to be cured thereunder, pursuant to debtor's motion to sell substantially all of their assets. The hearing was held 1/8/02.

- The General Liability, Umbrella, Auto, Workers Comp, and Liquor Liability insurance policy was renewed with a new policy period 1/1/02-12/31/02. EPL policy was extended to 1/15/02. Fiduciary and E&O (errors and omissions) policies were extended to 1/31/02.

- 13 employees were terminated on 1/4/02 as part of a reduction in force in order to reduce costs.